SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2011

Citizens South Banking Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23971	54-2069979
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

519 South New Hope Road, Gastonia, North Carolina	28054-4040
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   704-868-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 9, 2011 (the “Closing Date”), Citizens South Banking Corporation (the “Company”) repurchased from the United States Department of the Treasury (“Treasury”) a warrant (the “Warrant”) to purchase 428,870 shares of the Company’s common stock at an exercise price per share of $7.17.  The repurchase price for the Warrant was $225,157.  The Warrant was issued to Treasury on December 12, 2008 in connection with the Company’s participation in the Treasury’s Capital Purchase Program as part of the Troubled Asset Relief Program (TARP).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CITIZENS SOUTH BANKING CORPORATION

DATE: November 10, 2011	By:	/s/ Gary F. Hoskins
Gary F. Hoskins
Chief Financial Officer